UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  August 5, 2014
Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)
Registrant’s telephone number, including area code:  (413) 736-1812
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information under this Item 2.01, including the exhibits referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
On August 5, 2014, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, issued a press release announcing its financial results for the three and twelve months ended June 30, 2014.   The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
On August 5, 2014, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.08 per common share, payable on August 29, 2014, to stockholders of record at the close of business on August 15, 2014.
Item 9.01.   Financial Statements and Exhibits.
(d)           The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press release dated August 5, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date:	August 5, 2014	By:	/s/ Tara G. Corthell
Tara G. Corthell
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 5, 2014.

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